DEEP WELL OIL & GAS, INC.
                           Suite 2600, Sun Life Plaza
                              144 Fourth Street SW
                        Calgary, Alberta, Canada T2P 3N4


                                                              April __, 2005

Northern Alberta Oil Ltd.

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To Whom it May Concern:

         Reference is made to that certain Exchange Agreement, dated as of July 8, 2004, by and among Deep Well Oil & Gas, Inc. (the "Company"), Northern Alberta Oil Ltd., formerly known as Mikwec Energy Canada Ltd., ("Mikwec") and the persons executing therein as a shareholder of Mikwec (collectively the "Mikwec Shareholders") (the "Exchange Agreement"). All capitalized terms used herein without definition shall have the meanings set forth in the Exchange Agreement.

         The parties hereto agree that notwithstanding the expiration of the Closing Date, on July 21, 2004, it is the intent of the parties hereto to consummate the Exchange in accordance with the terms and conditions hereof, whereby the Mikwec Shareholders hereby acknowledge and agree that they shall be receiving shares of the Company, a Nevada corporation and not shares of a Canadian corporation, in exchange for their shares of Mikwec common stock.

         Accordingly, the parties hereto agree that the Closing Date shall be extended to ___________ and notwithstanding anything contained in the Exchange Agreement to the contrary, all representation and warranties of Mikwec and the Company set forth in the Exchange Agreement shall have been true on July 8, 2004 and the representations and warranties of the Mikwec Shareholders set forth in Sections 1.19 and 1.20 of the Exchange Agreement shall be true and accurate as of the Closing Date. In addition, the Mikwec Shareholders hereby represent and warrant to the Company that (i) the shares of Mikwec's common stock owned by the undersigned Mikwec Shareholder, and set forth below, have been duly paid for,
(ii) the undersigned Mikwec Shareholder owns no options, warrants or other rights to purchase any additional shares of the common stock of Mikwec, (iii) to the knowledge of the undersigned Mikwec Shareholder no other Mikwec Shareholder or other third party owns any options, warrants or other rights to purchase any additional shares of the common stock of Mikwec and (iv) the undersigned Mikwec Shareholder has no claim against Mikwec for the payment of any amounts in connection with any loan, service or transaction with Mikwec.

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         In addition to the foregoing, the Mikwec Shareholders hereby acknowledge that the Company is currently deficient in its filings pursuant to the Exchange Act and accordingly many of the representations and warranties of the Company set forth in the Exchange Agreement are no longer accurate reflections of the Company's current position.

         Furthermore, although pursuant to Section 5.04 of the Exchange Agreement, the Company's consummation of the Exchange is contingent upon the approval of, and delivery by, the holders of not less than one hundred percent (100%) of the outstanding common and preferred shares of Mikwec, the Company hereby agrees that so long as the Company shall receive at least fifty-one percent (51%) of the outstanding common shares of Mikwec on or before the Closing Date it hereby waives the conditions set forth in Section 5.04 and the closing of the Exchange shall be held on Closing Date.

         This agreement may be signed in counterparts, each of which is an original document, and all of which form one agreement. Delivery of a facsimile version of one or more signatures to this agreement shall be deemed adequate delivery for purposes of this agreement.

                                                     DEEP WELL OIL & GAS, INC.


                                                     By:  ______________________
                                                          Name:
                                                          Title:

ACCEPTED AND AGREED TO THIS
__ DAY OF ____, 2005:

NORTHERN ALBERTA OIL LTD.


By:  _______________________
     Name:
     Title:

MIKWEC SHAREHOLDER:


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Print Name: _____________
Number of shares of common stock of Mikwec: ________________


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